UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

Glori Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35602	46-4527741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4315 South Drive Houston, Texas	77053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 237-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 17, 2014, Glori Energy Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) regarding the Company’s consummation of the previously announced business combination as contemplated by and in accordance with the Merger and Share Exchange Agreement dated January 8, 2014, and as more fully described in the Prospectus associated with the Registration Statement on Form S-4 dated April 9, 2014 (the “Final Prospectus”), filed by the Company with the Securities and Exchange Commission. This Amendment No. 1 to the Original Form 8-K is being filed to (i) refile Exhibits 2.1, 2.3, 3.3, 4.1, 4.2, 4.3, 4.4, 10.2, 10.3, 10.4, 10.12, 10.13, 10.14 and 21.1 in order to provide the final version of these exhibits and (ii) amend and restate the disclosure set forth in Item 5.03 of the Original Form 8-K in order to correct exhibit references therein. All other information included in the Original Form 8-K is unchanged. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 14, 2014, the Company filed with the Delaware Secretary of State a Certificate of Merger and the Company Charter. A copy of the Company Charter is filed hereto as Exhibit 3.3 and incorporated herein by reference. Additionally, effective April 14, 2014, the Company adopted Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.4 and incorporated herein by reference.

Effective April 14, 2014, pursuant to the Merger Agreement, the Company has changed its fiscal year end from March 31 to December 31. The Company intends to file an amendment to this Form 8-K covering the transition period associated with the change in fiscal year end.

The information included in Item 3.03 above and the section of the Final Prospectus entitled “Material Differences in the Rights of Infinity Corp. Shareholders following the Business Combination” are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1

Merger and Share Exchange Agreement, dated January 8, 2014, by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp., Glori Merger Subsidiary, Inc., Infinity-C.S.V.C. Management Ltd. in its capacity as the INXB Representative and Glori Energy Inc.

2.3

Second Amendment to the Merger and Share Exchange Agreement, dated March 20, 2014, by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp., Glori Merger Subsidiary, Inc., Infinity-C.S.V.C. Management Ltd. in its capacity as the INXB Representative and Glori Energy Inc.

3.3	Amended and Restated Certificate of Incorporation of Glori Energy, Inc.
4.1	Registration Rights Agreement dated April 14, 2014 by and among Glori Acquisition Corp. and each of the signatories thereto
4.2	Registration Rights Agreement dated April 14, 2014 by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp. and each of the buyers thereto
4.3	Lock-Up Agreement dated April 14, 2014 by and among Glori Acquisition Corp., Glori Energy Inc., Infinity-C.S.V.C. Management Ltd. in its capacity as the INXB Representative and each of the signatories thereto
4.4	Amendment No. 1 to Warrant Agreement dated April 14, 2014 between Infinity Cross Border Acquisition Corp. and Continental Stock Transfer & Trust Company
10.2	Employment Agreement by dated April 14, 2014 and between Stuart M. Page and Glori Acquisition Corp.
10.3	Employment Agreement by dated April 14, 2014 and between Victor M. Perez and Glori Acquisition Corp.
10.4	Employment Agreement by dated April 14, 2014 and between William M. Bierhaus II and Glori Acquisition Corp.
10.12	Series C-2 Preferred Stock and Warrant Purchase Agreement, dated March 13, 2014, by and among Glori Energy Inc. and the purchasers thereto
10.13	Note Purchase Agreement dated March 14, 2014, by and among Glori Energy Production Inc. and the purchasers thereto
10.14	Second Lien Secured Term Note, dated March 13, 2014, by Glori Energy Inc. to E.W. Holdings Inc.
21.1	List of Subsidiaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glori Energy Inc.

Date: May 2, 2014	By:	/s/ Stuart Page
Name: Stuart Page
Title: Chief Executive Officer

Exhibit Number	Description
2.1	Merger and Share Exchange Agreement, dated January 8, 2014, by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp., Glori Merger Subsidiary, Inc., Infinity-C.S.V.C. Management Ltd. in its capacity as the INXB Representative and Glori Energy Inc.
2.3	Second Amendment to the Merger and Share Exchange Agreement, dated March 20, 2014, by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp., Glori Merger Subsidiary, Inc., Infinity-C.S.V.C. Management Ltd. in its capacity as the INXB Representative and Glori Energy Inc.
3.3	Amended and Restated Certificate of Incorporation of Glori Energy, Inc.
4.1	Registration Rights Agreement dated April 14, 2014 by and among Glori Acquisition Corp. and each of the signatories thereto
4.2	Registration Rights Agreement dated April 14, 2014 by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp. and each of the buyers thereto
4.3	Lock-Up Agreement dated April 14, 2014 by and among Glori Acquisition Corp., Glori Energy Inc., Infinity-C.S.V.C. Management Ltd. in its capacity as the INXB Representative and each of the signatories thereto
4.4	Amendment No. 1 to Warrant Agreement dated April 14, 2014 between Infinity Cross Border Acquisition Corp. and Continental Stock Transfer & Trust Company
10.2	Employment Agreement dated April 14, 2014 by and between Stuart M. Page and Glori Acquisition Corp.
10.3	Employment Agreement dated April 14, 2014 by and between Victor M. Perez and Glori Acquisition Corp.
10.4	Employment Agreement dated April 14, 2014 by and between William M. Bierhaus II and Glori Acquisition Corp.
10.12	Series C-2 Preferred Stock and Warrant Purchase Agreement, dated March 13, 2014, by and among Glori Energy Inc. and the purchasers thereto
10.13	Note Purchase Agreement dated March 14, 2014, by and among Glori Energy Production Inc. and the purchasers thereto
10.14	Second Lien Secured Term Note, dated March 13, 2014, by Glori Energy Inc. to E.W. Holdings Inc.
21.1	List of Subsidiaries